EXHIBIT 10.15
                               IRREVOCABLE PROXY

 The undersigned hereby irrevocably appoints Gerald M. Holland the representative of the persons designated as Investors under a certain Loan Agreement dated February 9, 1999 ("Agreement") his or its attorney, agent and proxy, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote or, if applicable, to give written consent, in such manner as such attorneys, agents and proxies or their substitutes shall in their sole discretion deem proper to so vote (or consent) with respect to all Voting Shares (as defined below) which the undersigned is or may be entitled to vote at any meeting of Continental Heritage Corporation, a Delaware corporation ("Corporation"), held after the date hereof, whether annual or special and whether or not an adjourned meeting (each a "Stockholder Meeting"), or, if applicable, to give written consent with respect thereto.

 This Proxy is given under and pursuant to the terms of the Agreement in connection with a loan made by the Lenders to the Corporation. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke any prior proxy as to the shares. For purposes of this irrevocable proxy, the term "Voting Shares" shall mean all voting securities of the Corporation whether owned on the date hereof or acquired hereafter (including without limitation, any shares of Common Stock or Preferred Stock).

THIS PROXY MAY BE USED BY THE INVESTORS AT ANY TIME PRIOR TO REPAYMENT OF THE INITIAL LOAN AND/OR THE ADDITIONAL LOAN TO VOTE ON MAJOR DECISIONS PRESENTED TO THE CORPORATION, PROVIDED HOWEVER, THAT THIS PROXY MAY NOT BE USED BY THE INVESTORS TO VOTE TO REMOVE ANY DIRECTOR OR OFFICER FROM THE CORPORATION FOR REASONS OTHER THAN GROSS NEGLIGENCE, THEFT, OR LEGAL INCOMPETENCY. FURTHER, THE INVESTORS MAY NOT VOTE TO ELECT ANY PERSON AS A DIRECTOR OF THE CORPORATION OTHER THAN THOSE PERSONS CURRENTLY HOLDING THAT POSITION. THIS PROXY TERMINATES UPON REPAYMENT OF THE INITIAL LOAN AND/OR THE ADDITIONAL LOAN TO THE INVESTORS.


                                             /s/ Steve Gould
                                            /s/  Lee Kaplan
                                            Dated:  February 9, 1999